see reverse for
certain definitions
                                                             [CUSIP 82454P 10 3]

                        Shimoda Resources Holdings, Inc.
                              A Nevada Corporation


     NUMBER                                                          SHARES


This Certifies That


is the owner of



fully paid and nonassessable shares of $0.001 Par Value Common Stock of

                        Shimoda Resources Holdings, Inc.

transferable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certification properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

In Witness Whereof, the corporation has caused this certification to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corproation.


Dated:



     SECRETARY              [CORPORATE SEAL OMITTED]              PRESIDENT


                           COUNTERSIGNED
                                    General Securities Transfer Agency, Inc.
                               P.O. Box 3805, Albuquerque, New Mexico 87190-3805


                           BY___________________________________________________
                               Transfer Agent & Registrar Authorized Signature

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common        UNIF GIFT MIN ACT_______Custodian_______
  TEN ENT - as tenants by the entireties                 (Cust)          (Minor)
  JT  TEN - as joint tenants, with right
            of survivorship and not as             under Uniform Gifts to Minors
            tenants in common                      Act__________________________
                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

  PLEASE INSERT SOCIAL SECURITY OR
             OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
   [                            ]

  For Value Received_______________________hereby sell, assign and transfer unto

  ______________________________________________________________________________
                   Please print or typeweite name and address
                     including postal zip code of assignee.

  ______________________________________________________________________________

  ______________________________________________________________________________

  _____________________Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

  NOTICE: The signature of the assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.


         Dated________________________


                                            Signature___________________________



  Signature Guaranteed:

  SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.

  ______________________________________________________________________________